Exhibit 99.2

First Quarter 2021 Conference Call

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the COVID-19 pandemic and its effects; integration risks in connection with acquisitions; the risk of geographic concentration in Colorado, Arizona, Wyoming and California; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 12, 2021 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non- GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

3 Overview of 1Q21 Continued High Level of Mortgage Activity Continuation of Improved Profitability New Business Development Driving Balance Sheet Growth ▪ Total assets of $2.21 billion, up 48.2% annualized in 1Q21 ▪ New wealth management and commercial client acquisitions driving strong inflows of low-cost deposits and further improvement in deposit mix ▪ 1Q21 loan growth impacted by smaller pipeline to start 2021 and focus on PPP loan production ▪ Non-performing assets declined to 0.18% of total assets from 0.22% at end of prior quarter ▪ No remaining COVID-19 loan modifications ▪ History of exceptionally low charge-offs continues Asset Quality Remains Exceptional ▪ Net gain on mortgage loans of $5.2 million, up 20.3% from 4Q20 and 109.4% from 1Q20 ▪ Operational constraints in mortgage segment resolved during 1Q21 ▪ Net income available to common shareholders of $6.0 million, or $0.74 diluted EPS, up over 300% from 1Q20 ▪ Return on average shareholders’ equity of 14.95% ▪ Return on tangible common equity(1) of 17.49% (1) See Non-GAAP reconciliation

4 Net Income Available to Common Shareholders and Earnings per Share ▪ Net income of $6.0 million, or $0.74 diluted earnings per share, in 1Q21 ▪ Strong profitability results in 4.1% and 4.9% increase in book value per share and tangible book value per share(1), respectively, from 4Q20 $438 $245 $1,772 $8,941 $9,630 $4,874 $5,999 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Net Income Adjustments to Net Income (1) (1) $0.05 $0.03 $0.22 $1.13 $1.21 $0.61 $0.74 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Net Income Adjustments to Net Income (1) (1) (1) See Non-GAAP reconciliation Net Income Available to Common Shareholders Diluted Earnings per Share

5 Non-Mortgage Segment Earnings (1) See Non-GAAP reconciliation $0.12 $0.40 $0.32 $0.67 $0.73 $0.00 $0.50 $1.00 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 ▪ Strong balance sheet growth and improving operating leverage creating sustainable path to higher earnings and profitability over long-term ▪ Non-mortgage segment earnings reflects contribution of private banking, commercial banking, and trust and investment management business lines Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share(1)

6 Loan Portfolio ▪ Total loans HFI increased $12.6 million, or 0.8% from prior quarter ▪ Average loans increased $87.4 million, or 5.3% from prior quarter ▪ Growth in non-owner occupied CRE offset by payoffs in construction portfolio due to project completions ▪ Payoffs included a low-yielding $50 million cash- secured loan that impacted EOP balances 1Q 2020 4Q 2020 1Q 2021 Cash, Securities and Other $147,157 $357,020 $363,155 Construction and Development 25,461 131,111 110,024 1-4 Family Residential 412,306 455,038 452,591 Non-Owner Occupied CRE 192,350 281,943 317,457 Owner Occupied CRE 121,138 163,042 161,787 Commercial and Industrial 144,066 146,031 141,770 Total Loans HFI $1,042,478 $1,534,185 $1,546,784 Mortgage loans held-for-sale (HFS) 64,120 161,843 176,644 Total Loans $1,106,598 $1,696,028 $1,723,428 $191.7 $1.8 $78.9 $122.5 $119.0 $142.1 $201.1 $65.7 $87.7 $71.8 $83.2 $128.1 $122.6 $48.7 $30.5 $0 $50 $100 $150 $200 $250 1Q20 2Q20 3Q20 4Q20 1Q21 PPP Production⁽¹⁾ Production Net Loan Payoffs PPP Forgiveness (in millions) $1,054 $1,337 $1,558 $1,644 $1,731 $1,696 $1,723 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 1Q20 2Q20 3Q20 4Q20 1Q21 4Q20 1Q21 HFI HFS (1) Bank originated (2) Excludes deferred (fees) costs, and amortized premium/(unaccreted discount), net ($ in thousands, as of quarter end) Loan Portfolio Composition(2) Loan Portfolio Details Loan Production & Net Loan Payoffs Total Loans(2) Average Period End

7 Total Deposits ▪ Total deposits increased $187.9 million, or 11.6%, from end of prior quarter ▪ Growth primarily attributable to new client relationships ▪ Noninterest-bearing deposits more than doubled over the past year and increased to 32.8% of total deposits at 1Q21 from 23.0% at 1Q20 1Q 2020 4Q 2020 1Q 2021 Money market deposit accounts $671,641 $847,430 $918,940 Time deposits 150,190 172,682 157,072 NOW 82,092 113,052 130,540 Savings accounts 3,923 5,289 7,885 Noninterest-bearing accounts 270,604 481,457 593,388 Total Deposits $1,178,450 $1,619,910 $1,807,825 $1,085 $1,309 $1,463 $1,577 $1,721 $1,620 $1,808 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 1Q20 2Q20 3Q20 4Q20 1Q21 4Q20 1Q21 Average Period End ($ in millions) Deposit Portfolio Composition Total Deposits

▪ During 2020, expanded commercial banking team and added construction lending expertise ▪ Increase in commercial banking clients contributing to growth in total loans and low-cost deposits while improving overall diversification ▪ Stronger commercial banking platform complements private banking and expanded mortgage capabilities to create a more valuable franchise with additional catalysts for future growth 8 Commercial Banking Driving Growth $659 $837 $958 $977 $1,213 $400 $600 $800 $1,000 $1,200 $1,400 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 $599 $785 $830 $908 $871 $400 $600 $800 $1,000 $1,200 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 (1) Reflects loans to commercial borrowers across all loan categories excludes SBA PPP loan balances due to their short-term nature. (in millions) (in millions) Up 45% Year-Over-Year Up 84% Year-Over-Year Total Commercial Loans(1) Total Commercial Deposits

9 Trust and Investment Management ▪ Total assets under management increased $230.3 million from December 31, 2020 to $6.49 billion at March 31, 2021 ▪ The increase was primarily attributable to contributions to existing accounts and new accounts, as well as improving market conditions $5,636 $5,752 $6,131 $6,255 $6,486 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Investment Agency Managed Trust 401(k)/Retirement Directed Trust Custody (in millions, as of quarter end) Total Assets Under Management

(1) All numbers represented do not include the impact of taxes (2) The deferred loan origination expenses are recorded in non-interest expenses (Salaries and Benefits) and amortized through net interest income (3) Includes $4.4 million in SBA fee income less $1.3 million of deferred loan origination expense 10 Paycheck Protection Program Overview Impact on 1Q21 Financials (1) ($ in Millions) Net Interest Income Amortization of SBA fee income and deferred loan origination expense (2) $0.5 Interest income from PPP loans, less PPPLF funding cost $0.3 Net Interest Income $0.8 Net Interest Margin Impact -6 bps ($ in Millions) At or for the three months ended 3/31/21 Total Loans (existing PPP) $190.5 Average Loan size $0.3 PPPLF advances $183.0 Remaining Fees to be Recognized Pre-Tax(3) $3.1 PPP Loan Forgiveness ($ in Millions) As of 3/31/21 Total Loans submitted to SBA $155.1 Number of Loans forgiven by SBA 499 Amount of Loans forgiven by SBA $84.7 Loans under $50K not yet forgiven $6.4 PPP Round 2 ($ in Millions) As of 4/11/21 Number of loan applications received from borrowers 743 Loan applications received from borrowers $99.8 Loan applications approved by the SBA $82.5 Average loan size $0.1

(1) See Non-GAAP reconciliation (2) Gross Revenue for Capital Management includes amounts for the fourth quarter of 2020 through the completion of the sale of the LA Fixed Income Team on November 16, 2020. Financial results after that date for the unsold portion are presented in Wealth Management. 11 Gross Revenue ▪ Gross revenue(1) increased 41.7% from 1Q20 driven by increase in assets, net interest income and fees ▪ Strong year-over-year growth in both net interest income and non-interest income ▪ Realizing more operating leverage as stable expense base continues to generate higher level of revenue Non-interest Income $10,615 Net Interest Income $13,053 44.8% 55.2% $16.7 $26.2 $31.0 $23.4 $23.7 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Q1 2020 Q2 2020 Q3 2020 Q4 2020⁽²⁾ Q1 2021 Wealth Management Capital Management Mortgage (in millions) 1Q21 Gross Revenue(1) Gross Revenue(1)

12 Net Interest Income and Net Interest Margin ▪ Net interest income decreased 3.0% from 4Q20, primarily due to lower PPP-related fees and two fewer days of interest accrual ▪ Net interest margin, including PPP and purchase accretion, declined to 2.90% due to excess liquidity and lower average loan yields ▪ Net interest margin, excluding PPP and purchase accretion(1), decreased to 2.88% in 1Q21 ▪ Cost of funds decreased 2 bps to 0.31% in 1Q21 from 0.33% in 4Q20 ▪ Redeployment of excess liquidity throughout 2021 should positively impact net interest margin $8,931 $10,796 $12,918 $13,457 $13,053 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 3.10% 3.07% 3.07% 3.14% 3.22% 3.23% 3.10% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Net Interest Margin Adjusted Net Interest Margin (1) (1) (1) (in thousands) (1) See Non-GAAP reconciliation Net Interest Income Net Interest Margin (1) 2.88% 2.90%

13 Non-Interest Income ▪ Non-interest income increased 6.6% from 4Q20 and 36.7% from 1Q20 ▪ Increase from 4Q20 due to higher net gain on mortgage loans ▪ Excluding $0.1 million in fees generated by LA fixed income team (sold during 4Q20), Trust & Investment Management fees increased from prior quarter $7,767 $15,427 $18,032 $9,954 $10,615 $0 $5,000 $10,000 $15,000 $20,000 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Trust and Investment Management Fees Net Gain on Mortgage Loans Bank Fees Risk Management and Insurance Fees Income on Company-Owned Life Insurance Other $4,731 $4,609 $4,814 $4,868 $4,847 $4,000 $4,200 $4,400 $4,600 $4,800 $5,000 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 (in thousands) (in thousands) Total Non-Interest Income Trust and Investment Management Fees

14 Mortgage Operations ▪ Operational constraints resolved during 1Q21 ▪ Record mortgage originations in 1Q21 ▪ Mortgage locks down slightly from 4Q20 and 1Q20 ▪ Refi/Purchase mix of 77%/23% in 1Q21, compared to 67%/33% in 4Q20 $196.9 $344.3 $376.3 $414.5 $490.8 $31.2 $37.2 $41.9 $32.4 $33.9 $0 $100 $200 $300 $400 $500 $600 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Originations for Sale Originations for Porfolio $394.3 $417.1 $718.8 $376.6 $359.4 $0 $100 $200 $300 $400 $500 $600 $700 $800 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 (in millions) $0.7 $8.3 $10.2 $1.7 $2.1 $2.5 $10.2 $12.3 $4.3 $5.2 29% 81% 83% 40% 41% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Net Income Revenue Profit Margin (in millions) Mortgage Originations Mortgage Details Net Income, Revenue and Profit Margin Mortgage Loan Locks

15 Non-Interest Expense and Efficiency Ratio ▪ Non-interest expense unchanged from 4Q20 ▪ Salaries and employee benefits expense in 1Q21 reduced by $1.0 million in deferred loan origination expenses related to second round of PPP loans $553 $323 $14,094 $12,321 $16,632 $15,614 $15,629 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Non-Interest Expense Adjustments to Non-Interest Expense (1) (1) 84.4% 48.2% 53.4% 66.6% 66.0% 0% 20% 40% 60% 80% 100% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 (1) See Non-GAAP reconciliation Total Non-Interest Expense Operating Efficiency Ratio(1) (in thousands) (1)

16 Asset Quality ▪ Positive asset quality trends across the portfolio ▪ Non-performing assets decreased by $0.2 million, and declined as a percentage of total assets to 0.18% from 0.22% in 4Q20 and 0.82% in 1Q20 ▪ No remaining loan modifications ▪ Immaterial net charge-offs again in the quarter ▪ Stable asset quality and immaterial charge-offs resulted in no provision expense in 1Q21 ▪ ALL/Adjusted Total Loans(1) increased to 1.01% in 1Q21 from 0.98% in 4Q20 0.82% 0.67% 0.53% 0.22% 0.18% 0.00% 0.50% 1.00% 1.50% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Non-Performing Assets/Total Assets Net Charge-Offs/Average Loans (1) Adjusted Total Loans – Total Loans minus PPP loans and acquired Loans; see non-GAAP reconciliation

17 Near-Term Outlook ▪ Growing pipeline and increased confidence in economic recovery should lead to higher loan production and loan growth as the year progresses ▪ Excess liquidity will be redeployed into higher yielding earning assets or transferred into investment management accounts where it will generate fee income ▪ Addition of new MLOs should increase ability to capitalize on demand for purchase mortgages in seasonally stronger quarters for housing market ▪ Higher revenue generated from redeployment of excess liquidity and growth in non-interest income should lead to additional operating leverage and further increases in profitability ▪ Well positioned to execute on additional acquisitions that can enhance franchise value and accelerate growth

Appendix 18

19 Capital and Liquidity Overview 10.31% 10.31% 13.11% 7.35% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% Tier 1 Capital to Risk-Weighted Assets CET1 to Risk- Weighted Assets Total Capital to Risk-Weighted Assets Tier 1 Capital to Average Assets Liquidity Funding Sources (as of 3/31/21) Liquidity Reserves: Total Available Cash $ 375,078 Unpledged Investment Securities 21,604 Borrowed Funds: Unsecured: Credit Lines 54,000 Secured: FHLB Available 459,125 FRB Available 767 Brokered Remaining Capacity 358,112 Total Liquidity Funding Sources $ 1,268,686 Loan to Deposit Ratio 85.4% $91,662 $104,411 $130,704 $137,185 $11.50 $13.15 $16.44 $17.24 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $50,000 $70,000 $90,000 $110,000 $130,000 $150,000 4Q18 4Q19 4Q20 1Q21 TCE TBV/Share (in thousands) (1) See Non-GAAP reconciliation Consolidated Capital Ratios (as of 3/31/21) Tangible Common Equity / TBV per Share(1) (in thousands)

20 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share As of the Three Months Ended, (Dollars in thousands) Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 March 31, 2021 Total shareholders' equity $116,875 $127,678 $154,962 $161,439 Less: Preferred stock (liquidation preference) ---- Goodwill and other intangibles, net 25,213 19,714 24,258 24,254 Intangibles held for sale(1) - 3,553 -- Tangible common equity 91,662 104,411 $130,704 137,185 Common shares outstanding, end of period 7,968,420 7,940,168 7,951,773 7,957,900 Tangible common book value per share $11.50 $13.15 $16.44 $17.24 Net income available to common shareholders $5,999 Return on tangible common equity (annualized) 17.49% (1) Represents the intangible portion of assets held for sale Consolidated Efficiency Ratio For the Three Months Ended, (Dollars in thousands) March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 Non-interest expense $14,647 $12,644 $16,632 $15,614 $15,629 Less: amortization 2 4 4 4 4 Less: provision on other real estate owned -- 100 76 - Less: loss on assets held for sale 553 ---- Plus: gain on sale of LA fixed income team --- 62 - Adjusted non-interest expense $14,092 $12,640 $16,528 $15,596 $15,625 Net interest income $8,931 $10,796 $12,918 $13,457 $13,053 Non-interest income 7,767 15,427 18,032 9,954 10,615 Less: Net gain on sale of securities ----- Less: Net gain on sale of assets ----- Total income $16,698 $26,223 $30,950 $23,411 $23,668 Efficiency ratio 84.4% 48.2% 53.4% 66.6% 66.0%

21 Non-GAAP Reconciliation Wealth Management Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 Total income before non-interest expense $13,023 $13,114 $16,232 $17,973 $18,471 Plus: Provision for loan loss 367 2,124 1,496 695 - Gross revenue $13,390 $15,238 $17,728 $18,668 $18,471 Capital Management Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 Total income before non-interest expense $804 $788 $899 $423 $- Plus: Provision for loan loss ----- Gross revenue $804 $788 $899 $423 $- Mortgage Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 Total income before non-interest expense $2,504 $10,197 $12,323 $4,320 $5,197 Plus: Provision for loan loss ----- Gross revenue $2,504 $10,197 $12,323 $4,320 $5,197 Consolidated Gross Revenue For the Three Months Ended, (Dollars in thousands) March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 Total income before non-interest expense $16,331 $24,099 $29,454 $22,716 $23,668 Plus: Provision for loan loss 367 2,124 1,496 695 - Gross revenue $16,698 $26,223 $30,950 $23,411 $23,668 Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share For The Three Months Ended (Dollars in thousands) March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 Non-Mortgage income before income tax $970 $3,148 $2,581 $5,386 $5,917 Mortgage income before income tax 714 8,307 10,241 1,716 2,122 Less: Income tax expense 350 2,759 3,192 2,228 2,040 Net income available to common shareholders $1,334 $8,696 $9,630 $4,874 $5,999 Diluted weighted average shares 7,930,611 7,928,518 7,963,736 8,015,780 8,098,680 Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share $0.12 $0.40 $0.32 $0.67 $0.73

22 Non-GAAP Reconciliation Adjusted net income available to common shareholders For the Three Months Ended, (Dollars in thousands, except per share data) March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 Net income available to common shareholders $1,334 $8,696 $9,630 $4,874 $5,999 Plus: acquisition related expense including tax impact - 245 --- Plus: loss on intangibles held for sale including tax impact 438 ---- Adjusted net income to common shareholders $1,772 $8,941 $9,630 $,4,874 $,5,999 Adjusted earnings per share For the Three Months Ended, (Dollars in thousands, except per share data) March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 Earnings per share $0.17 $1.10 $1.21 $0.61 $0.74 Plus: acquisition related expenses including tax impact - 0.03 --- Plus: loss on intangibles held for sale including tax impact 0.05 ---- Adjusted earnings per share $0.22 $1.13 $1.21 $0..61 $0.74 Allowance for loan losses to Bank originated loans excluding PPP As of (Dollars in thousands) December 31, 2020 March 31, 2021 Gross loans 1,534,185 1,546,784 Less: Branch acquisition 127,233 120,839 Less: PPP loans 130,019 183,005 Loans excluding acquired and PPP 1,276,933 1,242,940 Allowance for loan losses 12,539 12,539 Allowance for loan losses to Bank originated loans excluding PPP 0.98% 1.01% Total Non-Interest Expense adjusted for Non-Operating items For the Three Months Ended, (Dollars in thousands) March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 Total non-interest expense $14,647 $12,644 $16,632 $15,614 $15,629 Less: acquisition related expense - 323 --- Less: loss on intangibles held for sale 553 ---- Total Non-Interest Expense adjusted for Non-Operating items $14,094 $12,321 $16,632 $15,614 $15,629

Non-GAAP Reconciliation

Adjusted net interest margin	For the Three Months Ended June 30, 2020			For the Three Months Ended September 30, 2020			For the Three Months Ended December 31, 2020			For the Three Months Ended March 31, 2021		
(Dollars in thousands)	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate	Average Balance	Interest Earned/Paid	Average Yield/Rate
Interest-bearing deposits in other financial institutions	76,463	44		178,756	99		194,179	100		213,577	91	
PPP adjustment	20,587	25		(38,618)	(45)		(20,871)	(5)		21,173	5	
Available-for-sale securities	48,614	224		40,528	173		37,512	186		31,936	196	
PPP adjustment	-	-		-	-		-	-		-	-	
Loans	1,268,797	12,202		1,462,872	14,138		1,522,947	14,656		1,554,990	14,212	
PPP adjustment	(152,893)	(718)		(201,208)	(870)		(174,046)	(1,209)		(171,263)	(945)	
Purchase Accretion adjustment				-	(534)		-	(333)		-	(344)	
Adjusted total Interest-earning assets	1,261,568	11,777		1,442,330	12,961		1,559,721	13,395		1,650,413	13,215	
Interest-bearing deposits		1,319			1,067			1,015			974	
PPP adjustment		-			-			-			-	
Federal Home Loan Bank Topeka and Federal Reserve borrowings		129			204			200			132	
PPP adjustment		(39)			(180)			(175)			(109)	
Subordinated notes		226			221			270			340	
Adjusted total interest-bearing liabilities		1,635			1,312			1,310			1,337	
Net interest income		10,142			11,649			12,085			11,878	
Adjusted net interest margin			3.22%			3.23%			3.10%			2.88%

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